Variable Interest Entities	12 Months Ended
Dec. 31, 2017
Variable Interest Entity Disclosures [Abstract]
Variable Interest Entities [Text Block]
Note 3 – Variable Interest Entities
WPZ
We own a 74 percent interest in WPZ, a master limited partnership that is a VIE due to the limited partners’ lack of substantive voting rights, such as either participating rights or kick-out rights that can be exercised with a simple majority of the vote of the limited partners. We are the primary beneficiary of WPZ because we have the power, through our general partner interest, to direct the activities that most significantly impact WPZ’s economic performance.
The following table presents amounts included in our Consolidated Balance Sheet that are for the use or obligation of WPZ and/or its subsidiaries, and which comprise a significant portion of our consolidated assets and liabilities:

	December 31,
	2017	2016	Classification
	(Millions)
Assets (liabilities):
Cash and cash equivalents	$881	$145	Cash and cash equivalents
Trade accounts and other receivables – net	972	925	Trade accounts and other receivables
Inventories	113	138	Inventories
Other current assets	176	205	Other current assets and deferred charges
Investments	6,552	6,701	Investments
Property, plant, and equipment – net	27,912	28,021	Property, plant, and equipment – net
Intangible assets – net	8,790	9,662	Intangible assets – net of accumulated amortization
Regulatory assets, deferred charges, and other noncurrent assets	507	467	Regulatory assets, deferred charges, and other
Accounts payable	(957)	(589)	Accounts payable
Accrued liabilities including current asset retirement obligations	(857)	(1,122)	Accrued liabilities
Commercial paper	—	(93)	Commercial paper
Long-term debt due within one year	(501)	(785)	Long-term debt due within one year
Long-term debt	(15,996)	(17,685)	Long-term debt
Deferred income tax liabilities	(16)	(20)	Deferred income tax liabilities
Noncurrent asset retirement obligations	(944)	(798)	Regulatory liabilities, deferred income, and other
Long-term deferred income	(1,119)	(1,048)	Regulatory liabilities, deferred income, and other
Regulatory liabilities and other	(1,690)	(812)	Regulatory liabilities, deferred income, and other

The assets and liabilities presented in the table above also include the consolidated interests of the following individual VIEs within WPZ:
Gulfstar One
WPZ owns a 51 percent interest in Gulfstar One LLC (Gulfstar One), a subsidiary that, due to certain risk-sharing provisions in its customer contracts, is a VIE. Gulfstar One includes a proprietary floating-production system, Gulfstar FPS, and associated pipelines which provide production handling and gathering services in the eastern deepwater Gulf of Mexico. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Gulfstar One’s economic performance.
Constitution
WPZ owns a 41 percent interest in Constitution, a subsidiary that, due to shipper fixed-payment commitments under its long-term firm transportation contracts, is a VIE. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Constitution’s economic performance. WPZ, as operator of Constitution, is responsible for constructing the proposed pipeline connecting its gathering system in Susquehanna County, Pennsylvania, to the Iroquois Gas Transmission and the Tennessee Gas Pipeline systems. The total remaining cost of the project is estimated to be approximately $740 million, which would be funded with capital contributions from WPZ and the other equity partners on a proportional basis.
In December 2014, Constitution received approval from the Federal Energy Regulatory Commission (FERC) to construct and operate its proposed pipeline. However, in April 2016, the New York State Department of Environmental Conservation (NYSDEC) denied the necessary water quality certification under Section 401 of the Clean Water Act for the New York portion of the pipeline. In May 2016, Constitution appealed the NYSDEC’s denial of the Section 401 certification to the United States Court of Appeals for the Second Circuit, and in August 2017 the court issued a decision denying in part and dismissing in part Constitution’s appeal. The court expressly declined to rule on Constitution’s argument that the delay in the NYSDEC’s decision on Constitution’s Section 401 application constitutes a waiver of the certification requirement. The court determined that it lacked jurisdiction to address that contention, and found that jurisdiction over the waiver issue lies exclusively with the United States Court of Appeals for the District of Columbia Circuit. As to the denial itself, the court determined that NYSDEC’s action was not arbitrary or capricious. Constitution filed a petition for rehearing with the Second Circuit Court of Appeals, but in October the court denied our petition.
In October 2017, WPZ filed a petition for declaratory order requesting the FERC to find that, by operation of law, the Section 401 certification requirement for the New York State portion of Constitution’s pipeline project was waived due to the failure by the NYSDEC to act on Constitution’s Section 401 application within a reasonable period of time as required by the express terms of such statute. In January 2018, the FERC denied WPZ’s petition, finding that Section 401 provides that a state waives certification only when it does not act on an application within one year from the date of the application.
The project’s sponsors remain committed to the project, and, in that regard, we are pursuing two separate and independent paths in order to overturn the NYSDEC’s denial of the Section 401 certification. In January 2018, we filed a petition with the United States Supreme Court to review the decision of the Second Circuit Court of Appeals that upheld the merits of the NYSDEC’s denial of the Section 401 certification. And, in February 2018, we filed a request with the FERC for rehearing of its finding that the NYSDEC did not waive the Section 401 certification requirement. If the FERC denies such request, we will file a petition for review with the D.C. Circuit Court of Appeals.
We estimate that the target in-service date for the project would be approximately 10 to 12 months following any court or FERC decision that the NYSDEC denial order was improper or that the NYSDEC waived the Section 401 certification requirement. An unfavorable resolution could result in the impairment of a significant portion of the capitalized project costs, which total $381 million on a consolidated basis at December 31, 2017, and are included within Property, plant, and equipment – net in the Consolidated Balance Sheet. Beginning in April 2016, we discontinued capitalization of development costs related to this project. It is also possible that we could incur certain supplier-related costs in the event of a prolonged delay or termination of the project.
Cardinal
WPZ owns a 66 percent interest in Cardinal Gas Services, L.L.C. (Cardinal), a subsidiary that provides gathering services for the Utica Shale region and is a VIE due to certain risks shared with customers. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Cardinal’s economic performance. Future expansion activity is expected to be funded with capital contributions from WPZ and the other equity partner on a proportional basis.
Jackalope
WPZ owns a 50 percent interest in Jackalope Gas Gathering Services, L.L.C. (Jackalope), a subsidiary that provides gathering and processing services for the Powder River basin and is a VIE due to certain risks shared with customers. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Jackalope’s economic performance. Future expansion activity is expected to be funded with capital contributions from WPZ and the other equity partner on a proportional basis.